--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                UNB Corporation
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    UNB Corp.
                                United Bank Plaza
                             220 Market Avenue South
                               Canton, Ohio 44702

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 15, 1997

         The 1997 Annual Meeting of the Shareholders of UNB Corp. (the Corporation) will be held in the Ballroom of the Canton Hilton, 320 Market Avenue South, Canton, Ohio, on Tuesday, April 15, 1997, at 12:30 p.m., for the following purposes:

      (1) To elect five directors, each to serve for a term of three years.

      (2) To adopt the UNB Corp. 1997 Stock Option Plan.

      (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only those Shareholders of record at the close of business February 13, 1997, shall be entitled to notice of and to vote at said meeting or any adjournment thereof.

      We urge you to sign and return the enclosed proxy card as promptly as possible whether or not you plan to attend the meeting in person. If you do attend the meeting, you may then withdraw your proxy.


                                    /s/ Robert M. Sweeney
                                    -----------------------------------
                                    ROBERT M. SWEENEY
                                    Secretary

Canton, Ohio
February 21, 1997

                                    UNB Corp.
                                United Bank Plaza
                             220 Market Avenue South
                               Canton, Ohio 44702

                      VOTING AND PROXY SOLICITATION MATTERS

      This statement is furnished to Shareholders of UNB Corp. in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held in the Ballroom of the Canton Hilton, 320 Market Avenue South, Canton, Ohio, on Tuesday, April 15, 1997, at 12:30 p.m.

      This proxy statement and proxy are being mailed on or about February 21, 1997. The accompanying proxy is solicited by the Board of Directors. It is contemplated that solicitation of proxies will be by use of the mails only. However, in addition, solicitation may be made by telephone, telegraph, or facsimile by officers or by employees of UNB Corp., or by officers or by employees of the United National Bank & Trust Co. (the Bank). The cost of such solicitation will be borne by the Corporation. UNB Corp. may reimburse brokerage firms and nominees for reasonable expenses incurred by them, and approved by UNB Corp., in forwarding proxy materials to beneficial owners. You may revoke your proxy at any time prior to its exercise at the Annual Meeting by giving written or oral notice to the secretary of the meeting.

      Shareholders of record at the close of business on February 13, 1997, are entitled to notice of and to vote at the meeting. Shareholders of record will be entitled to one vote for each share held by them on the record date for all matters which come before the meeting. Shareholders have no cumulative voting rights. The number of no par value shares outstanding as of January 31, 1997, including 185,529 shares acquirable within sixty days through the exercise of stock options, was 5,969,614.

      The Trust Department of the United National Bank & Trust Co. holds shares of UNB Corp. stock with voting authority in various fiduciary capacities. The total number of shares held by the Trust Department on January 31, 1997, was 1,230,440 shares representing 20.6% of the shares outstanding. The number of shares held by the Trust Department as sole trustee or executor, which will not be voted in the election of directors, was 62,778 shares (1.1% of the shares outstanding). Voting rights of the remaining 1,167,662 shares (19.6% of the shares outstanding) will be passed through to the various trust donors, beneficiaries, or others pursuant to the terms of the Trust documents. All directors and officers as a group beneficially own 889,138 shares (14.9% of the shares outstanding). This includes 185,529 shares which are acquirable within sixty days through the exercise of stock options. No individual beneficially owns over 5% of the shares outstanding.

                              ELECTION OF DIRECTORS

      Under the Code of Regulations of UNB Corp., the Board of Directors is divided into three classes, designated as Class I, Class II, and Class III, with each class consisting of approximately one-third of the total number of directors as fixed from time to time by the Board of Directors. Currently, that number has been fixed at twelve. The directors serve staggered three-year terms, so that directors of only one class are elected at each Annual Meeting. At the forthcoming Annual Meeting, the Shareholders will be asked to elect five directors of Class III. Those nominees receiving the greatest number of votes will be elected as directors. There is no minimum number of votes required to elect a director.

      The nominees for election at the forthcoming Annual Meeting are Messrs. Louis V. Bockius III, Harold M. Kolenbrander, Russell W. Maier, Joseph J. Sommer, and Abner A. Yoder. The nominees are not presently directors of the Corporation. However, each of the nominees has served on the Board of Directors of the Bank and has served on various committees in that capacity.

      The persons named in the enclosed form of proxy will vote the proxy in accordance with the choices specified. If no choices are specified, it is the intention of the persons named in the enclosed form of proxy to vote for the five nominees named above. Proxies cannot be voted for a greater number of persons than the number of nominees named.

                           INFORMATION AS TO NOMINEES

      The names of the nominees for the election as directors, together with specific information about the nominees, are as follows:

                                                                                   UNB Corp.
                                                                                     Shares                              % of
                                                                                      Owned                            Board and
                                                                    Year of      Beneficially(1)                       Committee
                                       Principal Occupation         Initial       (January 31,          % of           Meetings
Name                            Age    (Past Five Years)           Election           1997)          Outstanding       Attended
--------------------------------------------------------------------------------------------------------------------------------
Class III
(Term expires in 2000)

Louis V. Bockius III            61     Chairman,                     1997             38,664             .65%              68%
                                       Bocko, Inc.

Harold M. Kolenbrander          58     President,                    1997              2,807             .05%              96%
                                       Mt. Union College

Russell W. Maier                60     Chairman and Chief            1997              8,301             .14%              55%
                                       Executive Officer,
                                       Republic Engineered
                                       Steels, Inc.

Joseph J. Sommer                69     Retired Attorney,             1997             55,846(2)          .94%              68%
                                       Government Leader,
                                       and Businessman

Abner A. Yoder                  64     President,                    1997             19,575             .33%              88%
                                       Stark Truss Co.



             INFORMATION AS TO DIRECTORS WHOSE TERMS OF OFFICE WILL
                     CONTINUE AFTER THE 1997 ANNUAL MEETING

 The names of the remaining directors, together with specific information about the directors, are as follows:


                                                                                    UNB Corp.
                                                                                     Shares                              % of
                                                                                      Owned                            Board and
                                                                    Year of      Beneficially(1)                       Committee
                                       Principal Occupation         Initial       (January 31,          % of           Meetings
Name                            Age    (Past Five Years)           Election           1997)          Outstanding       Attended
--------------------------------------------------------------------------------------------------------------------------------
Class I
(Term expires in 1998)

Edgar W. Jones, Jr.             54     President, Hal Jones          1979            74,127             1.24%             89%
                                       Construction Co.
James A. O'Donnell              66     Retired President             1969             5,788              .10%             67%
                                       of UNB Corp.
                                       Retired President
                                       of the United National
                                       Bank & Trust Co.

Donald W. Schneider             66     President, Schneider          1967            214,118            3.59%             91%
                                       Lumber Company

             INFORMATION AS TO DIRECTORS WHOSE TERMS OF OFFICE WILL
                     CONTINUE AFTER THE 1997 ANNUAL MEETING

 The names of the remaining directors, together with specific information about the directors, are as follows:

                                                                                    UNB Corp.
                                                                                     Shares                              % of
                                                                                      Owned                            Board and
                                                                    Year of      Beneficially(1)                       Committee
                                       Principal Occupation         Initial       (January 31,          % of           Meetings
Name                            Age    (Past Five Years)           Election           1997)          Outstanding       Attended
--------------------------------------------------------------------------------------------------------------------------------
Class II
(Term expires in 1999)

E. Lang D'Atri                  58     Attorney at Law, Day,         1978            42,200              .71%             88%
                                       Ketterer, Raley, Wright
                                       & Rybolt
Robert L. Mang                  64     Director, President,          1976          154,962(3)           2.60%             95%
                                       and Chief Executive
                                       Officer of UNB Corp.
                                       Director, President,
                                       and Chief Executive
                                       Officer of the
                                       United National Bank &
                                       Trust Co.
                                       Director, President of
                                       United Credit Life
                                       Insurance Company


 (1) Included in the shares set forth in the tables above are shares owned by the nominee or director, his wife, minor children, and certain other family members, and shares over which the nominee or director has full, or shares, voting control and power of disposition. Percentages of outstanding shares are calculated using 5,784,085 shares outstanding plus 185,529 shares acquirable within sixty days through the exercise of stock options.
 (2) Includes 24,076 shares for which Mr. Sommer has voting power. Mr. Sommer disclaims any beneficial ownership of said shares.
 (3) Includes 93,034 shares which Mr. Mang has the right to acquire within sixty days through the exercise of stock options.

                        UNB CORP. 1997 STOCK OPTION PLAN

      The Board of Directors of the Corporation is proposing that the Shareholders of the Corporation approve the UNB Corp. 1997 Stock Option Plan (the "Plan"), the general terms of which are summarized below. This summary is qualified in its entirety by, and reference is made to, the full text of the Plan which is attached to this Proxy Statement as Exhibit A. Shareholders are strongly urged to read the Plan in its entirety. The Board of Directors of the Corporation is proposing the adoption of the Plan under which certain key employees and directors ("Optionees") of the Corporation or the Bank would be eligible to receive Options to purchase a certain number of the shares of the Corporation's common stock subject to certain conditions. The purpose of the Plan is to advance the interests of the Corporation and the Bank by giving key employees and directors of the Corporation or the Bank additional incentive to promote the success of the Corporation and to remain in the Corporation's or the Bank's service. It is believed this can be accomplished by providing such persons the opportunity to acquire additional equity interest in the Corporation, therefore further aligning their interests with those of the other Shareholders. In addition, the Plan will enable the Corporation to offer an attractive incentive compensation program to key employees of prospective acquisition candidates. The Corporation believes that this is an important factor in promoting its long-term growth.

      Under the Plan, officers and other executive, supervisory, and management employees of the Corporation or the Bank, who, in the sole discretion of a committee comprised of nonemployee directors appointed by the Board of Directors, have substantial responsibility for the direction and management of the Corporation or the Bank and/or are in a position to contribute materially to the Corporation's continued growth, development, and long-term success may, from time to time, be granted Options to purchase a given number of shares of the Corporation's stock, subject to certain terms and conditions.

      The Plan contemplates the award of both Incentive Stock Options (ISO's) under the Internal Revenue Code of 1986, as amended, as well as Nonqualified Stock Options (NQSO's). The classification of an Option as an ISO provides certain tax benefits to the Optionee, most notably a deferral of taxation from the date of exercise (when Nonqualified Stock Options would ordinarily be taxable) to the date of the sale of the underlying shares acquired by the exercise of such Option. When exercised, the holder of an ISO recognizes no taxable income, and the Corporation can claim no deduction. NQSO's are Options which do not receive special tax treatment under the Internal Revenue Code. When exercised, the holder of an NQSO recognizes taxable income on the difference between the price paid for the Option shares pursuant to the Option and the fair market value of the shares purchased pursuant to the Option on the date of the exercise.

      The Plan provides for specific grants of Options to the Corporation's directors, directors of subsidiaries of the Corporation, directors of subsidiaries of the Bank, and the Corporation's Chief Executive Officer. At the initiation of the Plan, each nonemployee director of the Corporation and the Corporation's Chief Executive Officer shall receive Options for 1,000 shares. Each person who is a director of any subsidiary of the Corporation, or any subsidiary of the Bank and is not a director of the Corporation, shall receive Options for 700 shares. In years subsequent to the initiation of the Plan, new directors meeting the definitions above shall be awarded Options for 1,000 shares and 700 shares, respectively, upon becoming a director, and returning directors shall receive Options for 500 shares and 350 shares, respectively. In subsequent years, a person who becomes the Corporation's Chief Executive Officer shall receive Options for 500 shares.

      A committee comprised of nonemployee directors of the Board of Directors of the Corporation shall have full authority and sole discretion with respect to administration of the Plan. In this regard, a committee comprised of nonemployee directors shall have sole discretion, subject to the specific grants contained and terms set forth in the Plan, as to: (a) the persons to whom Options will be granted, when such Options will be granted, and the number of shares and terms with respect to such Options; (b) prescribe rules and regulations for administering the Plan; and (c) decide any question arising as to the interpretations or applications of any provisions under the Plan. All Options granted under the Plan shall be required to be exercised within ten (10) years of the date of the grant of the Options.

      Under the Plan, a committee comprised of nonemployee directors may grant Options on up to 500,000 shares which are available to be optioned under the Plan. The price to be paid under the Plan shall be the fair market value per share of the Corporation's common stock on the date the Option is granted. No Option shall be exercisable after the expiration of ten (10) years after the date of the grant of such Option. ISO's granted to a person who owns greater than ten (10) percent of the common stock of the Corporation must be granted at a price equal to 110% of the fair market value per share of the Corporation's common stock on the date the Option is granted and must be exercised within five
(5) years of the date of such grant. No person presently owns ten (10) percent of the Corporation's common stock. In addition, the Plan contains a limitation which provides that the aggregate fair market value, as determined at the time of the grant of such Options, for which ISO's are exercisable for the first time under the terms of the Plan, by the employee during any calendar year, cannot exceed $100,000.

      Except in certain limited circumstances as set forth in the Plan, Optionees of ISO's must be employees of the Corporation or the Bank at the time of the exercise of any Options, and all Options not exercised at the time that any such Optionee ceases to be an employee of the Corporation or the Bank shall be canceled and the shares subject to such Options shall be made available to be optioned under the Plan again.

      Further, any person eligible for participation in the Plan, notwithstanding such status, shall not acquire any rights, as a result of such eligibility, to retain their employee status with the Corporation or the Bank for any specific period of time.

      All persons to whom Options are granted under the Plan shall be given written notice of such grant and shall be required to execute a separate Stock Option Agreement with the Corporation before such Options will take effect. In order to exercise the Options, the Optionee shall be required to provide a written notice of intent to exercise to the Corporation accompanied by full payment for the shares being acquired as provided under the Plan. No Optionee shall acquire any shareholder rights with respect to the shares purchased pursuant to the exercise of such Options until the Corporation has issued a certificate or certificates evidencing those shares to the exercising Optionee.

      The Plan also provides for the award of Stock Appreciation Rights (SAR's) in tandem with an Option to purchase shares of the Corporation under the Plan. An SAR provides the Optionee with a cash benefit equal to the excess of the fair market value for a share of the Corporation's common stock on the Exercise date over the fair market value for a share of stock on the date that the SAR was granted. The total appreciation available to an Optionee from any exercise of an SAR is equal to the number of SAR's being exercised times the amount of appreciation per SAR. An Optionee may exercise an SAR only in conjunction with the exercise of the Option to which the SAR is attached, and it may be exercised only at such times and by such persons as may exercise Options under the Plan.

      The Board of Directors adopted the Plan on January 16, 1997, subject to the Shareholders' ratification. The affirmative vote of the holder of a majority of the shares represented at the meeting is required to ratify the Plan.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS TO THE SHAREHOLDERS THE ADOPTION OF THE UNB CORP. 1997 STOCK OPTION PLAN.

                  THE BOARDS OF DIRECTORS AND THEIR COMMITTEES

      In 1996, there were a total of six regularly scheduled or special meetings of the Board of Directors of UNB Corp. All UNB Corp. Board members served on the Board of Directors of the United National Bank & Trust Co., the Corporation's wholly owned subsidiary. Also, Messrs. Louis V. Bockius III, Abner A. Yoder, Harold M. Kolenbrander, Russell W. Maier, and Joseph J. Sommer served on the Board of Directors of the United National Bank & Trust Co. In 1996, there were a total of twelve regularly scheduled or special meetings of the Board of Directors of the Bank.

      Messrs. D'Atri, Mang, Schneider, Yoder, and Sommer also served on the Board of Directors of the United Credit Life Insurance Company, a wholly owned subsidiary of UNB Corp. This Board met one time in 1996.

      The Executive Committee of UNB Corp. consisted of Messrs. Schneider, Mang, and D'Atri. The Committee met one time in 1996.

      The Nominating Committee of UNB Corp. consisted of Messrs. Mang, Schneider, and D'Atri. The Nominating Committee will consider nominees recommended by Shareholders and submitted in writing to Mr. Mang. No nominees for director will be accepted from the floor at the Annual Meeting. The Committee met three times in 1996.

      The Compensation and Pension Committee of UNB Corp. consisted of Messrs. Bockius III, and Schneider. The Committee met three times in 1996.

      The United National Bank & Trust Co. has an Audit Committee, a Compensation and Pension Committee, a Trust Committee, a Nominating Committee, an Executive Committee, an Acquisition Committee, and a Succession Committee.

      The Audit Committee consisted of Messrs. Maier, Kolenbrander, Regula, and Schneider. The functions of the Audit Committee are to review the results of the external audit performed by Crowe, Chizek and Company, to oversee the scope and results of the audit procedures performed by the internal audit staff, and to review the adequacy of the Corporation's and the Bank's system of internal controls. The Committee met four times in 1996.

      The Compensation and Pension Committee consisted of Messrs. Yoder, Bockius III, and Schneider. The function of the Compensation and Pension Committee is to review salaries and benefits of officers and employees. The Committee met three times in 1996.

      The Trust Committee included Messrs. Maier, Mang, D'Atri, and Bockius III. The Trust Committee oversees the Trust Department function. The Committee met four times in 1996.

      The Nominating Committee consisted of Messrs. D'Atri, Schneider, and Mang. The function of the Nominating Committee is to recommend nominees for the Board of Directors of the Bank. The Committee met three times in 1996.

      The Executive Committee consisted of Messrs. Schneider, Sommer, Mang, D'Atri, and Yoder. The Executive Committee of the Bank is authorized to act in the absence of the Board of Directors in all Board-related matters. The Committee met thirty-five times in 1996.

      The Acquisition Committee consisted of Messrs. D'Atri, Regula, Sommer, Yoder, Maier, Mang, and Schneider. The function of the Acquisition Committee is to develop and implement the Board of Directors' acquisition strategy for the Corporation and the Bank. The Committee met two times in 1996.

      The Succession Committee consisted of Messrs. Bockius III, D'Atri, Kolenbrander, Mang, and Schneider. The function of the Succession Committee is to plan for management succession to ensure the continued successful operation of the Corporation and the Bank. The Committee met six times in 1996.

      Each non-employee director of UNB Corp.'s Board of Directors is paid $300 per UNB Corp. Board meeting attended. Non-employee members of all UNB Corp. Committees receive $100 per committee meeting attended. The Bank pays each non-employee director $300 per month plus $250 per Bank Board meeting attended. Each non-employee member of the Bank's Executive Committee also receives $350 per month. Non-employee members of all other committees receive $100 per committee meeting attended. The Chairman of the Boards of Directors of UNB Corp. and the United National Bank & Trust Co. receives a fee of $2,000 per month.

                    COMPENSATION AND PENSION COMMITTEE REPORT
                                  February 1997

         The Compensation and Pension Committee's Report to the Shareholders which follows was approved and adopted by the Committee on February 11, 1997, and approved by the Board of Directors on February 13, 1997. The members of the Compensation and Pension Committee are all independent directors.

      UNB Corp. did not incur any salary expense in 1996 nor did it provide pensions, profit sharing, tax-deferred savings plans, an incentive compensation plan, or any other benefits to any of its officers or directors. All such expenses are paid for, and any type of compensation or benefit plan is provided by, UNB Corp.'s wholly owned subsidiary, the United National Bank & Trust Co. All executive officers of the Corporation are also executive officers of the Bank.

      The Compensation Plan for the executive officers listed in the table below consisted of these components: a base salary; the United Bank Stakeholder Incentive Plan; and the 1987 Stock Option and Performance Unit Plan. Also, the executive officers listed below are eligible for the UNB Tax Deferred Savings Plan and the UNB Corp. and Affiliates Deferred Compensation Plan.

      On November 18, 1993, the Board of Directors of the United National Bank & Trust Co. adopted the United Bank Stakeholder Incentive Plan. This Plan, which is based on the achievement of multiple financial and other goals by the Bank and individual Bank departments, will allow all United Bank employees an opportunity to earn an incentive over and above their base salary. In 1996, the performance of the executive officers listed in the table below was evaluated under the United Bank Stakeholder Incentive Plan.

      The base salary and the cash incentive paid under the United Bank Stakeholder Incentive Plan to the Chief Executive Officer are based on the achievement of specific performance objectives established by the Compensation and Pension Committee and approved by the Board of Directors. The Chief Executive Officer's performance objective is related directly to corporate performance as measured by the Corporation's Return on Equity and the actual net income of the Corporation compared to a targeted net income figure as approved by the Board of Directors upon recommendation of the Compensation and Pension Committee.

      Base salaries and cash incentives paid under the United Bank Stakeholder Incentive Plan to the other executive officers also are determined, in part, by the overall performance of the Corporation as measured by the Corporation's Return on Equity and the achievement of net income and other objectives. In addition, executive officers' salaries and cash incentives are based on the achievement of specific functional, managerial, and individual objectives which are established each year by the Chief Executive Officer and approved by the Compensation and Pension Committee.

      The United Bank Stakeholder Incentive Plan provides for a percentage of the Bank's income to be available for distribution to all eligible employees of the Bank based on achieving a certain level of net income and on other key performance indicators. The underlying principle of this Plan is to reward for specific performance. Eligibility and allocation of incentive awards are determined by the Compensation and Pension Committee and approved by the Board of Directors; incentive awards are paid in February of the year following the year in which the performance objectives were achieved.

      The 1987 Stock Option and Performance Unit Plan was designed to benefit the Corporation and its Shareholders by enabling the Corporation and the Bank to attract and retain a strong management group. It is a long-term incentive compensation plan designed to provide a competitive incentive and reward program for the participants who remain with the company on a long-term basis; the Stock Option and Performance Unit Plan's grants do not fully vest until five (5) years after being awarded. The grants are based on the achievement of corporate goals which are established by the Compensation and Pension Committee and approved by the Board of Directors.

      Effective October 1, 1984, the Bank established the UNB Tax-Deferred Savings Plan (401-K) to which it may make contributions. Qualification of the Plan was received on May 22, 1987. All full-time employees are eligible to participate in the Plan, subject to certain eligibility requirements established by the Plan. The Chief Executive Officer and the other executive officers are participants in the Plan on the same basis as all other eligible employees. Participants are permitted to make voluntary contributions to their accounts in the Plan. Participants' contributions are invested, by their choice, in one of four funds. All employees of UNB Corp., or its subsidiaries, as of December 31, 1989, are 100% vested in the Bank's future contributions. All employees hired after December 31, 1989, must accumulate three years of service to achieve 100% vesting of the Bank's contributions.

      The UNB Corp. and Affiliates Deferred Compensation Plan provides an opportunity for the participants to accumulate supplemental funds for retirement on a tax-deferred basis. The purpose of this Plan is to aid the Corporation and the Bank in attracting and retaining senior officers and directors of exceptional ability by providing such individuals with the benefits of deferring compensation under such a Plan. There is no financial contribution to this Plan by either UNB Corp. or the Bank. Mr. Mang is currently participating in this Plan.

  Louis V. Bockius III, Chairman     Donald W. Schneider       Abner A. Yoder

                           SUMMARY COMPENSATION TABLE

                                                                                 Long-Term Compensation
------------------------------------------------------------------------------------------------------------------------------------
                                     Annual Compensation                         Awards                Payouts

                                                                                     Securities
                                                                                     Underlying
Name and                                                 Other        Restricted    Options/Stock      Long-Term             All
Principal                                                Annual         Stock       Appreciation       Incentive            Other
Position                 Year    Salary      Bonus    Compensation      Awards       Rights (#)*      Plan Payouts      Compensation
------------------------------------------------------------------------------------------------------------------------------------
Robert L. Mang,          1996   $214,162    $70,946      $3,929           -0-        -0- options         $-0-            $21,689(1)
President & Chief        1995   $199,728    $60,282      $4,063           -0-        -0- options         $-0-            $21,089(2)
Executive Officer        1994   $190,217    $51,896      $4,339           -0-        -0- options         $-0-            $21,239(3)
UNB Corp. and
United National Bank
& Trust Co.

Leo E. Doyle,            1996   $113,300    $21,300      $ -0-            -0-       6,000 options        $-0-            $ 5,524(4)
Senior Vice              1995   $107,905    $24,494      $ -0-            -0-       5,832 options        $-0-            $ 5,112(4)
President and            1994   $102,767    $19,900      $ -0-            -0-       5,668 options        $-0-            $ 5,596(4)
Executive Officer
United National Bank
& Trust Co.

James J. Pennetti,       1996   $108,860    $20,466      $ -0-            -0-       5,760 options        $-0-            $ 5,308(4)
Vice President           1995   $103,676    $23,534      $ -0-            -0-       5,596 options        $-0-            $ 4,911(4)
Treasurer                1994   $ 98,739    $19,100      $ -0-            -0-       5,440 options        $-0-            $ 5,392(4)
UNB Corp.
Senior Vice
President and
Executive Officer
United National Bank
& Trust Co.

Robert M. Sweeney,       1996   $ 95,932    $20,434      $ -0-            -0-       5,428 options        $-0-            $ 4,713(4)
Secretary                1995   $ 93,138    $21,608      $ -0-            -0-       5,276 options        $-0-            $ 4,375(4)
UNB Corp.                1994   $ 91,312    $15,800      $ -0-            -0-       5,128 options        $-0-            $ 4,905(4)
Senior Vice
President and
Executive Officer
United National Bank
& Trust Co.


*NOTE: THERE WERE NO STOCK APPRECIATION RIGHTS GRANTED IN THE FISCAL YEARS ENDING DECEMBER 31, 1996, 1995, AND 1994.

 (1) The total represents $14,489 paid by the Bank under a split-dollar life insurance arrangement and $7,200 paid by the Bank under the UNB Tax Deferred Savings Plan.
 (2) The total represents $14,489 paid by the Bank under a split-dollar life insurance arrangement and $6,600 paid by the Bank under the UNB Tax Deferred Savings Plan.
 (3) The total represents $14,489 paid by the Bank under a split-dollar life insurance arrangement and $6,750 paid by the Bank under the UNB Tax Deferred Savings Plan.
 (4) The total represents payments by the Bank under the UNB Tax Deferred Savings Plan.

                     FIVE YEAR SHAREHOLDER RETURN COMPARISON

      The Securities and Exchange Commission requires that UNB Corp. include in this proxy statement a line graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a broad equity market index and either a nationally recognized industry standard or an index of peer companies selected by the Corporation.

          COMPARISON OF FIVE YEAR CUMULATIVE RETURN(1) AMONG UNB CORP., THE S&P 500 STOCK INDEX, AND THE DOW JONES REGIONAL BANK INDEX

                                  [LINE GRAPH]

                                          1991         1992        1993      1994         1995        1996
Dow Jones Regional Bank Index(2)          $100       $133.67     $140.69    $135.39     $216.53     $297.52
S&P 500 Stock Index(2)                    $100       $107.62     $118.46    $120.02     $165.14     $203.05
UNB Corp.(2)                              $100       $130.07     $162.31    $221.62     $259.92     $362.20



 (1) Assumes a reinvestment of dividends and a $100 initial investment on December 31, 1991, in UNB Corp., the S&P 500 Stock Index, and the Dow Jones Regional Bank Index.
 (2)     Based on quarterly dividends and quarterly closing stock prices.


                  1987 STOCK OPTION AND PERFORMANCE UNIT PLAN

      Pursuant to its 1987 Stock Option and Performance Unit Plan (the Stock Option Plan), which was approved by the Shareholders at the 1987 Annual Meeting, there are outstanding Options to purchase an aggregate of 296,046 shares of common stock of UNB Corp. at a price equal to 100% of the fair market value of the common stock on the respective dates on which the Options were granted. The outstanding Options expire ten years from the date of grant.

      The Compensation and Pension Committee of the Bank's Board of Directors has exclusive power to determine which employees participate in the Stock Option Plan and the type and amount of awards to be made under the Stock Option Plan. Options granted under the Stock Option Plan qualify as Incentive Stock Options as determined under the Internal Revenue Code. No awards may be made under the Stock Option Plan after February 11, 1997.

      Once awarded, each Option cannot be exercised sooner than three years from the date of grant nor later than ten years from the date of grant. An Option may be exercised only while an Optionee is an employee of the Corporation (or a subsidiary) or within ninety days after termination of employment for any reason other than death or total disability, but only to the extent that it was exercisable at the date of termination. If the Optionee is terminated by reason of total disability, his Options may be exercised in full or in part, to the extent not previously exercised, within one year following termination of employment (but not later than the expiration date of such Option). If the Optionee shall cease to be employed by the Corporation by reason of normal retirement (as defined in the Corporation's Pension Plan), the Option shall terminate and may no longer be exercised, except that within the period of ninety days following such retirement, but not later than the expiration date of the Option, the Option may be exercised in full or in part to the extent not previously exercised. If an Optionee's employment is terminated by death or if he dies within ninety days after cessation of employment, a person entitled by will or by the laws of descent and distribution to exercise the Options may exercise the Options in full or in part at any time prior to the expiration date of the Options to the extent not previously exercised.

      Once an Option is awarded, the Optionee, after the third consecutive year of employment following the grant, may exercise the Option and purchase up to 25% of the total number of shares allowed by the Option. After the fourth consecutive year of employment following the grant, the Optionee may exercise the Option and purchase up to 50% of the total number of shares allowed by the Option. The Option shall be fully exercisable and the Optionee may exercise the Option and purchase 100% of the total number of shares allowed by the Option after the fifth consecutive year of employment following the grant.

      Payment for shares upon exercise of an Option under the Stock Option Plan may be made in cash or by delivery of previously issued shares of common stock of the Corporation having a fair market value equal to the exercise price, or a combination of cash and shares. There is reserved for issuance upon exercise of stock options granted under the Stock Option Plan a total of 382,020 common shares of the Corporation.

                OPTIONS/STOCK APPRECIATION RIGHTS GRANTED IN 1996

                                                                                                 Potential Realizable Value at
                                                                                                 Assumed Annual Rates of Stock
                                                   Individual Grants                          Price Appreciation for Option Term
--------------------------------------------------------------------------------------------------------------------------------

                                               % of Total
                           Number of          Options/Stock
                     Securities Underlying     Appreciation
                         Options/Stock       Rights Granted
                         Appreciation          to Employees    Exercise      Expiration
Name                  Rights Granted (#)*        in 1996         Price          Date                5%               10%
--------------------------------------------------------------------------------------------------------------------------------

Leo E. Doyle,            6,000 options           21.7%        $22.00/     January 18, 2006       $ 82,860          $ 210,360
Senior Vice                                                    share
President and
Executive Officer
United National Bank
& Trust Co.

James J. Pennetti,       5,760 options           20.8%        $22.00/     January 18, 2006       $ 79,546          $ 201,946
Vice President                                                 share
Treasurer
UNB Corp.
Senior Vice
President and
Executive Officer
United National Bank
& Trust Co.

Robert M. Sweeney,       5,428 options           19.6%        $22.00/     January 18, 2006       $ 74,961         $  190,306
Secretary                                                      share
UNB Corp.
Senior Vice
President and
Executive Officer
United National Bank
& Trust Co.


*NOTE: THERE WERE NO STOCK APPRECIATION RIGHTS GRANTED IN THE FISCAL YEAR ENDING DECEMBER 31, 1996.

       AGGREGATED OPTIONS/STOCK APPRECIATION RIGHTS EXERCISED IN 1996 AND
          FISCAL YEAR-END 1996 OPTIONS/STOCK APPRECIATION RIGHTS VALUES

                                                                   Number of Securities Underlying   Value of Unexercised
                                                                   Unexercised Options/Stock         In-The-Money Options/
                                                                   Appreciation  Rights* at          Stock Appreciation Rights*
                              Shares                               Fiscal Year-End 1996 (#)          at Fiscal Year-End 1996
                             Acquired              Value
Name                        on Exercise          Realized          Exercisable/Unexercisable         Exercisable/Unexercisable
-------------------------------------------------------------------------------------------------------------------------------


Robert L. Mang,                 -0-               $ -0-              69,407          57,745         $1,461,752    $1,055,633
President & Chief
Executive Officer
UNB Corp. and
United National Bank
& Trust Co.

Leo E. Doyle,                   -0-               $ -0-              23,707          24,441          $ 517,286     $ 330,427
Senior Vice
President and
Executive Officer
United National Bank
& Trust Co.

James J. Pennetti,             2,324             $43,602             20,769          23,455          $ 450,888     $ 317,078
Vice President
Treasurer
UNB Corp.
Senior Vice
President and
Executive Officer
United National Bank
& Trust Co.

Robert M. Sweeney,             1,400             $23,032             18,583          22,109          $ 402,378     $ 298,890
Secretary
UNB Corp.
Senior Vice
President and
Executive Officer
United National Bank
& Trust Co.


  *NOTE: THERE WERE NO STOCK APPRECIATION RIGHTS EXERCISED IN 1996 NOR WERE THERE ANY STOCK APPRECIATION RIGHTS OUTSTANDING AT FISCAL YEAR-END 1996.


                                  PENSION PLAN

      UNB Corp. does not have an Employee Pension Plan. However, executive officers of UNB Corp. and the United National Bank & Trust Co. are participants in the United National Bank & Trust Co.'s Pension Plan (the Plan) which is a Defined Benefit Plan for all eligible full-time employees as defined by the Plan.

      The following table sets forth retirement benefits at various levels of compensation and years of service based upon retirement at age 65. For this table, benefits are based on 1996 Plan provisions using a male born in 1935.

                               PENSION PLAN TABLE

            REMUNERATION                                      YEARS OF SERVICE
            ------------                                      ----------------
                                                    15             20            25             30             35
              $125,000                            $38,854        $51,806       $64,757        $64,757        $64,757
              $150,000                            $47,291        $63,055       $78,819        $78,819        $78,819
              $175,000                            $47,291        $63,055       $78,819        $78,819        $78,819
              $200,000                            $47,291        $63,055       $78,819        $78,819        $78,819
              $225,000                            $47,291        $63,055       $78,819        $78,819        $78,819
              $250,000                            $47,291        $63,055       $78,819        $78,819        $78,819
              $300,000                            $47,291        $63,055       $78,819        $78,819        $78,819
              $400,000                            $47,291        $63,055       $78,819        $78,819        $78,819
              $450,000                            $47,291        $63,055       $78,819        $78,819        $78,819
              $500,000                            $47,291        $63,055       $78,819        $78,819        $78,819


   NOTE:  BENEFITS LISTED DO NOT INCLUDE SOCIAL SECURITY BENEFITS.
   THE MAXIMUM ANNUAL SALARY ALLOWABLE FOR 1996 IS $150,000 FOR A DEFINED BENEFIT PLAN.

      A participant's remuneration covered by the Plan is his or her annual compensation as defined by the Plan averaged over the three highest consecutive compensation periods as defined in the Plan. For the named executives as of the end of the last calendar year, the covered compensation is: Mang, $150,000; Doyle, $130,089; Pennetti, $125,106; Sweeney, $112,072. The estimated years of service for each named executive is as follows: Mang, twenty years; Doyle, twenty years; Pennetti, twenty-four years; Sweeney, twenty-seven years. Benefits are computed as a straight-life annuity beginning at age 65.

      Mr. Mang and the Bank are parties to a Supplemental Deferred Compensation Agreement (the Agreement). The Agreement provides for deferred compensation to be paid to Mr. Mang equal to the amount of the annual benefit Mr. Mang was unable to receive from the Plan as a result of the $150,000 salary limitation required by Section 415 of the Internal Revenue Code for the calculation of retirement benefits. This amount is payable in equal monthly installments for a period of 15 years to Mr. Mang or his beneficiary or in any other manner provided for in the Plan as elected by Mr. Mang or his beneficiary. The current estimated annual benefit payable to Mr. Mang under the Agreement, upon his retirement at age 65 based upon 20 years of accredited service and $246,996.33 of average annual compensation, is $39,669.24.


                          CHANGE OF CONTROL AGREEMENTS

      On November 16, 1995, the Boards of Directors of the Corporation and the Bank approved the recommendation of the Compensation and Pension Committee and adopted and entered into Change of Control Agreements (the Agreements) with the four executive officers of the Bank, namely Robert L. Mang, Leo E. Doyle, James
J. Pennetti, and Robert M. Sweeney. The Agreements become effective only upon a change of control of the Corporation as defined in the Agreements. If, prior to a change of control, the executive's employment with the Corporation or the Bank is terminated by death, retirement, disability, resignation, or dismissal for any reason, the Agreements will terminate.

      The Boards of Directors approved and adopted these Agreements in order to help to assure the objectivity of these executive officers in evaluating a potential change of control and in advising the Board of Directors of the Corporation whether or not a potential change of control would be in the best interests of the Corporation and its Shareholders. Further, these Agreements will help to assure the present and future continuity of executive management and will be an inducement for these four key officers to remain in the employment of the Corporation and the Bank should a change of control occur.

      The Change of Control Agreements provide that upon termination of employment, as defined in the Agreements, within two years following a change of control, unless the executive is terminated for good cause as defined in the Agreements, the executive will be entitled to severance compensation. The Agreements also provide that if the executive voluntarily terminates employment not earlier than six months and not later than nine months following a change of control, the executive will be entitled to severance compensation.

      In the event of the termination of the executive's employment as described above, the executive shall be entitled to receive either a lump sum cash payment equal to two years of compensation (base salary plus incentive) or upon the executive's election, two years of compensation (base salary plus incentive) payable in equal monthly payments, in cash, without interest.

      Following the termination of the executive's employment, the Corporation shall continue the executive's coverage in the Bank's health, disability, and life insurance plans, at the same levels that had been provided the executive immediately prior to his termination of employment, for a period of two years.

      Payments made to an executive under the terms of the Agreements shall be included within the definition of compensation for all qualified and non-qualified retirement plans of the Corporation or the Bank. The benefit period as defined in the Agreements shall be included within the computation of any and all years of service and/or age requirements for the determination of the amount of or vesting of benefits under the Corporation's or the Bank's qualified and non-qualified retirement plans.

      In the event of the termination of employment of the executive as defined in the Agreements, the executive shall be entitled to one year of out-placement services following termination of employment. All costs of such services shall be paid for by the Corporation.

      Under the terms of the Agreements, the Corporation and the executive agree to arbitrate any issue, misunderstanding, disagreement, or dispute in connection with the terms of the Agreements in accordance with the rules of the American Arbitration Association. Any and all costs associated with the executive's enforcement of the provisions of the Agreements through arbitration shall be borne by the Corporation.

                TRANSACTIONS WITH MANAGEMENT AND RELATED PARTIES

      Some of the directors and officers of UNB Corp., and the companies with which they are associated, were customers of the Bank, and had banking transactions with the Bank in the ordinary course of business during 1996, and expect to have such banking transactions in the future. All loans and commitments for loans included in such transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of the management of the Bank, did not involve more than normal risk of collectibility or present other unfavorable features. The aggregate amount of such loans and commitments outstanding at December 31, 1996, was $4,956,765, or 7.0%, of the Corporation's equity at year-end 1996.

      Director E. Lang D'Atri is a partner in the law firm Day, Ketterer, Raley, Wright & Rybolt. In the ordinary course of business, UNB Corp. and the United National Bank & Trust Co. have retained the legal services of this firm in the past and may retain its services in the future. In 1996, the Corporation and the Bank paid a total of $28,856 to Day, Ketterer, Raley, Wright & Rybolt for legal services rendered by the firm.

      In 1996, the Bank paid $413,108 to Hal Jones Construction Co. Director Jones is the President of that Company, and it was the general contractor for the construction of the Bank's new Hartville branch which was opened on February 3, 1997. The Bank put this construction project out for competitive bids, and Hal Jones Construction Co. was the low bidder.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      During the fiscal years ended December 31, 1996, 1995, and 1994, no director, officer, or other person required to file such reports failed to file reports required by Section 16(a) of the Exchange Act or failed to file such reports in a timely manner.

                                LEGAL PROCEEDINGS

      In June 1996, as a result of threats to block and barricade ingress and egress to the Lake Cable branch of the Bank by the partnership which then owned the Cable Shores Shopping Center, the Bank and other adjacent property owners commenced an action in the Stark County Common Pleas Court for a temporary restraining order and an injunction prohibiting the threatened interference and for a court declaration that the Bank, other property owners, and their customers have the right to such access. The temporary restraining order was granted. A counterclaim was filed against the Bank by the partnership which seeks compensatory damages of one million dollars and punitive damages of two million dollars from the Bank for alleged trespass arising from the use of the entrance driveway by the Bank and its customers. Although this matter remains in litigation and the issues have not yet been resolved at trial, it is the position of management and counsel that the Bank has defenses to the counterclaim and that the Bank's use of the driveway does not constitute trespass.

      There are no other pending legal proceedings, other than ordinary routine litigation incidental to the business of UNB Corp. and the United National Bank & Trust Co., to which the Corporation or the Bank is a party. There are no pending legal proceedings to which any director, officer, affiliate of the Corporation, any owner of record, or beneficiary of more than five percent (5%) of the common stock of the Corporation, or any associate of any such director, officer, affiliate of the Corporation, or security holder is a party adverse to the Corporation or any of its subsidiaries or has an interest adverse to that of the Corporation or any of its subsidiaries.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      Crowe, Chizek and Company, Certified Public Accountants, served as independent public accountants for the purposes of auditing the Corporation's Annual Consolidated Financial Statements and for the preparation of consolidated tax returns for the fiscal year ended December 31, 1996. The appointment of independent public accountants is approved annually by the Board of Directors. The decision of the Board of Directors is based on the recommendation of the Audit Committee. In making its recommendation, the Audit Committee reviewed both the audit scope and estimated fees for professional services for the coming year. On January 16, 1997, the Board of Directors authorized the engagement of Crowe, Chizek and Company as independent public accountants for the year 1997.

      One or more representatives of Crowe, Chizek and Company will attend the Annual Meeting and will have the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

                             SHAREHOLDERS' PROPOSALS

      Proposals of Shareholders which are to be presented at the 1998 Annual Meeting of Shareholders of the Corporation must be received by the Corporation no later than October 24, 1997, for inclusion in the Corporation's proxy statement and form of proxy relating to such meeting. Proposals should be sent by certified mail, return receipt requested, to Robert M. Sweeney, Secretary, UNB Corp., P.O. Box 24190, Canton, Ohio 44701.

                                 OTHER BUSINESS

      Management, at present, knows of no other business to be brought before the meeting. If any other business is presented at such meeting, the proxy will be voted in accordance with the recommendations of the Board of Directors.

                                             By order of the Board of Directors,


                                             /s/ Robert M. Sweeney
                                             ---------------------
      Canton, Ohio                           ROBERT M. SWEENEY
      February 21, 1997                      Secretary

      WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY.

                                   APPENDIX A
                                    UNB CORP.
                             1997 STOCK OPTION PLAN
                                    ARTICLE I
                                   Definitions

Section 1.1 Definitions. As used herein, the following terms shall have the meaning set forth below, unless the context clearly requires otherwise:

 (a) "Applicable Event" shall mean (i) the expiration of a tender offer or exchange offer (other than an offer by the Company) pursuant to which more than 30% of the Company's issued and outstanding Stock has been purchased, or (ii) the approval by the shareholders of the Company of an agreement to merge or consolidate the Company with or into another entity where the Company is not the surviving entity, an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation), or the approval by the shareholders of the Company of an agreement to merge or consolidate the Company with or into another entity where the Company is the surviving entity, pursuant to which more than 25% of the Company's issued and outstanding Stock has been transferred.

 (b) "Bank" shall mean the United National Bank and Trust Co., and any subsidiary of the United National Bank and Trust Co. or UNB Corp.

 (c) "Committee" shall mean a Committee consisting of the members of the Board of Directors of the Company or Bank, who are not employees of the Bank or the Company.

 (d)     "Company" shall mean UNB Corp.

 (e) "Director" shall mean a member of the Board of Directors of the Company and/or the Bank.

 (f) "Effective Date" with respect to the Plan shall mean the date specified in Section 2.3 as the Effective Date.

 (g) "Fair Market Value" with respect to a share of Stock shall mean the fair market value of the Stock, as determined by application of such reasonable valuation methods as the Committee shall adopt or apply. The Committee's determination of Fair Market Value shall be conclusive and binding on the Company and the Optionee. The Committee shall take into account the valuation performed for the 401(k) plan maintained for the benefit of the employees of the Bank.

 (h) "Option" shall mean an option to purchase Stock granted pursuant to the provisions of the Plan. Options granted under the Plan shall be either Nonqualified Stock Options or Incentive Stock Options. An Incentive Stock Option shall mean an Option to purchase shares of Stock which is designated as an Incentive Stock Option by the Committee and is intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. Nonqualified Stock Options shall mean an Option to purchase shares of Stock which is not an Incentive Stock Option.

 (i) "Optionee" shall mean a Director, officer or employee of the Bank or the Company to whom an Option has been granted.

 (j) "Plan" shall mean the UNB Corp. 1997 Stock Option Plan, the terms of which are set forth herein.

 (k) "Plan Year" shall mean the twelve-month period beginning on the Effective Date, and each twelve-month period thereafter beginning on the anniversary date of the Effective Date.

 (1) "Stock" shall mean the Common Stock of the Company or, in the event that the outstanding shares of Stock are changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.

 (m) "SAR" or "Stock Appreciation Right" shall mean a right to receive cash in an amount equal to the excess of the fair market value of a share of Stock on the exercise date over the fair market value of a share of Stock on the date the Stock Appreciation Right is granted pursuant to the provisions of the Plan.

 (n) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock pursuant to the terms of the Plan.

                                   ARTICLE II
                                    The Plan

Section 2.1 Name. This plan shall be known as the "UNB Corp. 1997 Stock Option Plan".

Section 2.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by affording to Directors and officers of the Company and the Bank an opportunity to acquire or increase their proprietary interest in the Company by the grant to such persons of Options under the terms set forth herein. By encouraging such persons to become owners of the Company, the Company seeks to attract, motivate, reward and retain those highly competent individuals upon whose judgment, initiative, leadership and efforts the success of the Company depends.

Section 2.3 Effective Date and Term. The Plan was approved by the Board of Directors of the Company on January 16, 1997, and shall be effective retroactively on March 1, 1997, as approved by a majority of the shareholders of the Company present in person or by proxy at the meeting of shareholders of the Company held on April 15, 1997. The Plan shall terminate upon the tenth anniversary of the Effective Date.

                                   ARTICLE III
                                 Administration

Section 3.1 Administration.

(a) The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from time to time the individuals to whom Options may be granted, the number of shares of Stock to be subject to each Option, the period during which such Option may be exercised and the price at which such Option may be exercised.

(b) Meetings of the Committee shall be held at such times and at such places as shall be determined from time to time by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the vote of a majority of those members present at any meeting shall decide any question brought before the meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of the members.

(c) No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act of omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretations and application with respect to the Plan, or Options granted thereunder, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee.

(d) In addition, the Committee shall have the sole discretion and authority to determine whether an Option shall be an Incentive Stock Option or a Nonqualified Stock Option, or both types of Options, provided that Incentive Stock Options may be granted only to persons who are employees of the Company or the Bank.

Section 3.2 Company Assistance. The Company and the Bank shall supply full and timely information to the Committee on all matters relating to eligible employees, their employment, death, retirement, disability or other termination of employment and such other pertinent facts as the Committee may require. The Company and the Bank shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE IV
                                    Optionees

Section 4.1 Eligibility. Directors and officers of the Company and the Bank shall be eligible to participate in the Plan. The Committee may grant Options to any eligible individual subject to the provisions of Section 5.1.

                                    ARTICLE V

                         Shares of Stock Subject to Plan

Section 5.1 Grant of Options and Limitations.

(a) Initial Plan Year. For the initial Plan Year, the Committee shall grant Options according to the following schedule:

         1. Each person who is a Director of the Company and not actively employed by the Company or the Bank as of the Effective Date shall receive Options for 1,000 shares of Stock;

         2. Each person who is a Director of one or more Banks and is not a Director of the Company or actively employed by the Company or Bank as of the Effective Date shall receive Options for 700 shares of Stock;

         3. The Company's CEO, determined as of the Effective Date, shall receive Options for 1,000 shares of Stock;

         4.       Such other individuals, excluding individuals identified in
                  Section 5.1(a)(1) or (2), as are designated by the Committee shall be eligible to receive Options for the number of shares of Stock as determined by the Committee.

(b) Subsequent Years. As of the first day of each subsequent Plan Year, Options shall be granted according to the following schedule:

         1. Each person who is a Director of the Company and not actively employed by the Company or Bank, who has never received Options as a result of being a Director, shall receive Options for 1,000 shares of Stock; however, if the Company's CEO, determined as of the Effective Date, becomes eligible under this Subsection (b)(l) he shall receive Options for 500 shares of Stock;

         2. Each person who is a Director of the Company, has previously received Options as a result of being a Director, and is not actively employed by the Company or the Bank shall receive Options for 500 shares of Stock;

         3. Each person who is a Director of one or more Banks, and is not a Director of the Company or actively employed by the Company or Bank, who has never received Options as a result of being a Director, shall receive Options for 700 shares of Stock;

         4. Each person who is a Director of one or more Banks, has previously received Options as a result of being a Director, and is not a Director of the Company or actively employed by the Company or Bank shall receive Options for 350 shares of Stock;

         5. Such other individuals as are designated by the Committee shall be eligible to receive Options for the number of shares of Stock as determined by the Committee.

(c) Stock Available for Options. Subject to adjustments pursuant to the provisions of Section 9.3 hereof, the aggregate number of shares with respect to which Options may be granted during the term of the Plan shall not exceed 500,000 shares of Company Stock as determined as of the Effective Date. Shares with respect to which Options may be granted may be either authorized and unissued shares or shares issued and thereafter acquired by the Company.

Section 5.2 Options Under the Plan. Shares of Stock with respect to which an Option granted hereunder shall have been exercised shall not again be available for grant hereunder. If Options granted hereunder shall expire, terminate, or be canceled for any reason without being wholly exercised, new Options may be granted hereunder covering the number of shares to which such Option expiration, termination or cancellation related.

                                   ARTICLE VI
                                     Options

Section 6.1 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of at least a majority of the members of the Committee and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee. The Stock Option Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

Section 6.2 Option Price. The exercise price of the Stock subject to each Option shall not be less than the Fair Market Value of the Stock on the date the Option was granted.

Section 6.3 Option Grant and Exercise Periods. No Option may be granted after the tenth anniversary of the Effective Date. The period for exercise of each Option shall be determined by the Committee, but in no instance shall such period extend beyond the tenth anniversary of the date of grant of the Option. The period of exercise for each Incentive Stock Option granted to an Optionee, who owns Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, may not be more than five (5) years from the date of grant of the Option.

Section 6.4 Option Exercise.

(a) The Company shall not be required to sell or issue shares under any Option if the issuance of such shares shall constitute or result in a violation by the Optionee or the Company of any provisions of any law, statute, or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, (the "Act"), upon exercise of any Option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that registration under the Act or applicable state securities laws is not required, unless the offer and sale of securities under the Plan is registered or qualified under the Act or applicable state laws. Any determination in this connection by the Committee shall be final, binding and conclusive. If shares are issued under any Option without registration under the Act or applicable state securities laws, the Optionee may be required to accept the shares subject to such restrictions in transferability as may, in the reasonable judgment of the Committee, be required to comply with exemptions from registration under such laws. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act or applicable state securities laws. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

(b) Subject to Section 6.4(c), and such terms and conditions as may be determined by the Committee in its sole discretion upon the grant of an Option, an Option may be exercised in whole or in part and from time to time by delivering to the Company at its principal office written notice of the intent to exercise the Option with respect to a specified number of shares. In the case of an Incentive Stock Option, the aggregate fair market value of the shares (under all plans of the Company), with respect to which such options are exercisable for the first time by an Optionee during any calendar year, may not exceed $100,000. The aggregate fair market value of the shares is determined on the date of grant.

(c) An Option shall be exercisable according to the following vesting schedule:

            20% after one year from the date of grant;
            40% after two years from the date of grant;
            60% after three years from the date of grant;
            80% after four years from the date of grant;
            100% after five years from the date of grant.

Provided, however, that upon the earlier of (i) the Optionee's 62nd birth date,
(ii) the occurrence of an Applicable Event, (iii) the death of the Optionee, or
(iv) total disability, all Options granted to the Optionee shall be fully exercisable in accordance with the terms of the Plan. For purposes of this Plan, an Optionee is totally disabled if he is receiving disability benefits under the Social Security Act as the result of a total and permanent disability, or is determined to be totally disabled under any long-term disability plan sponsored by the Bank or the Company.

If the number of shares subject to Options granted to an Optionee during a Plan Year ever exceeds 5,000 shares, then the vesting schedule can be determined at the discretion of the Committee, but in no event would the vesting schedule exceed ten years from the date of the grant.

At the discretion of the Committee, all or a portion of the Options previously granted to an Optionee can be amended to reduce the vesting schedule or immediately 100% vest such Options.

(d) Subject to such terms and conditions as may be determined by the Committee in its sole discretion upon grant of any Options payment for the shares to be acquired pursuant to exercise of the Options shall be made as follows:

      1. By delivering to the Company at its principal office a check payable to the order of the Company, in the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised; or

      2. By delivering to the Company at its principal office certificates representing Stock, duly endorsed for transfer to the Company, having an aggregate Fair Market Value as of the date of exercise equal to the amount of the Option price, for the number of shares of Stock with respect to which the Option is then being exercised; or

      3.    By any combination of payments delivered pursuant to paragraphs
            (d)(l) and (d)(2) above.

Section 6.5 Rights as Shareholder. An Optionee shall have no rights as a Shareholder with respect to any shares subject to such Options prior to the exercise of the Options and the purchase of such shares.

Section 6.6 Limited Rights. Within the earlier of (i) the occurrence of an Applicable Event, or (ii) 30 days following the date on which the Company obtains knowledge of and notifies an Optionee of an Applicable Event, an Optionee shall have the right (without regard to the limitation on the exercise of Options set forth in Section 6.4(c) of the Plan and similar limitations in the Stock Option Agreement) to exercise Options and Stock Appreciation Rights then held, or to surrender unexercised Options in exchange for a cash amount. Such cash amount shall be equal to the total appreciation from any exercise of Stock Appreciation Rights, plus the product of (1) the number of shares of Stock subject to the Option, or the portion thereof which is surrendered, multiplied by (2) the amount by which the highest price paid or to be paid per share, pursuant to an Applicable Event, exceeds the exercise price.

                                   ARTICLE VII
                            Stock Appreciation Rights

Section 7.1 Stock Appreciation Rights. The Board of Directors may, upon recommendation of the Committee, grant Stock Appreciation Rights to Optionees at the same time as such Optionees are awarded Options under the Plan. Such Stock

Appreciation Rights shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Such agreement, shall comply with, and be subject to, the following terms and conditions:

(a) Grant. Each Stock Appreciation Right shall relate to a specific Option under the Plan and shall be awarded to an Optionee concurrently with the grant of such Option. The number of Stock Appreciation Rights granted to an Optionee shall be equal to a proportion of the number of shares that the Optionee is entitled to receive pursuant to the Plan.

(b) Grant of Parallel Award. In that each Stock Appreciation Right is parallel to an Option, the exercise of all or a portion of the Options shall cause an equal exercise of the same proportion of Stock Appreciation Rights granted under the Plan. A Stock Appreciation Right can only be exercised in conjunction with the exercise of the parallel Option.

(c) Calculation of Appreciation. Each Stock Appreciation Right shall entitle an Optionee to the excess of the fair market value of a share of Stock on the exercise date over the fair market value of a share of Stock on the date the Stock Appreciation Right was granted. The total appreciation available to an Optionee from any exercise of Stock Appreciation Rights shall be equal to the number of Stock Appreciation Rights being exercised times the amount of appreciation per Stock Appreciation Right.

(d) Payment of Appreciation. The total appreciation available to an Optionee from an exercise of Stock Appreciation Rights shall be paid in cash.

(e) Exercise Limitations. An Optionee may exercise a Stock Appreciation Right only in conjunction with the exercise of the Option to which the Stock Appreciation Right is attached. Stock Appreciation Rights may be exercised only at such times and by such persons as may exercise Options under the Plan.

                                  ARTICLE VIII
               Termination, Amendment and Modification of the Plan

Section 8.1 Termination. The Plan shall expire with respect to the granting of Stock Options or Stock Appreciation Rights at the close of business on February 28, 2007. The Board of Directors of the Company may at any time and from time to time and in any respect amend, modify or terminate the Plan; provided, however, that absent the approval of shareholders representing a majority of the voting shares of Stock of the Company, no such action may:

 (a) increase the total number shares of Stock or Stock Appreciation Rights subject to the Plan, except as contemplated in Section 9.4 hereof; or

 (b)     withdraw the administration of the Plan from the Committee; or

 (c) change the terms by which an Option or Stock Appreciation Right may be exercised, in whole or in part, as described in Section 6.4 of the Plan; or

 (d) change the limitation on the price at which Options or Stock Appreciation Rights may be granted hereunder as provided by Section 6.2; or

 (e) affect any Stock Option Agreement or Stock Appreciation Right Agreement previously executed pursuant to the Plan without the consent of the Optionee.

                                   ARTICLE IX
                                  Miscellaneous

Section 9.1 Transferability. During the Optionee's lifetime, any Option or Stock Appreciation Right may be exercised only by the Optionee or any guardian or legal representative of the Optionee, and the Option shall not be transferable except, with respect to both Nonqualified Stock Options and Incentive Stock
Options, in the case of the death of the Optionee, by will or the laws of descent and distribution, and with respect to Nonqualified Stock Options; (i) as specifically permitted by and solely to the extent permitted in the Stock Option Agreement, or (ii) to an immediate family member, a partnership consisting solely of immediate family members, or trusts for the benefit of immediate family members.

Section 9.2 Designation of Beneficiary. An Optionee may file a written designation of a beneficiary who is to receive any Stock and/or cash. Such designation of beneficiary may be changed by the Optionee at any time by written notice to the Treasurer of the Company. Upon the death of an Optionee and upon receipt by the Company of proof of identity and the existence at the time of the Optionee's death of a beneficiary validly designated by the Optionee under the Plan, the Company shall deliver such Stock and/or cash to such beneficiary. In the event of the death of an Optionee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Optionee's death, the Company shall deliver such Stock and/or cash to the executor or the administrator of the estate of the Optionee, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Stock and/or cash to the spouse or to any one or more dependents of the Optionee as the Company may designate. No beneficiary shall, prior to the death of the Optionee by whom he has been designated, acquire any interest in the Stock or cash credited to the Optionee under the Plan.

Section 9.3 Effect of Termination of Employment or Death.

(a) If an Optionee's status as a Director or as an employee of the Company or the Bank terminates for any reason, other than the death, disability or termination of service after attainment of age 65, before the date of expiration of Nonqualified Stock Options and Stock Appreciation Rights held by such Optionee, such Nonqualified Stock Options and Stock Appreciation Rights shall become null and void on the 90th day following the date of such termination. An Optionee who terminates employment with the Company or the Bank, but retains his status as a Director is not considered terminated for purposes of this Section 9.3. The date of such termination shall be the date the Optionee ceases to be a Director or an employee of the Company or the Bank.

(b) If an Optionee dies before the expiration of Nonqualified Stock Options and Stock Appreciation Rights held by the Optionee, such Nonqualified Stock Options and Stock Appreciation Rights shall terminate on the earlier of (i) the date of expiration of the Nonqualified Stock Options and Stock Appreciation Rights, or (ii) one year following the date of the Optionee's death. The executor or administrator or personal representative of the estate of a deceased Optionee, or the person or persons to whom Nonqualified Stock Options and Stock Appreciation Rights granted hereunder shall have been validly transferred by the executor or the administrator or the personal representative of the Optionee's estate, shall have the right to exercise the Optionee's Nonqualified Stock Options and Stock Appreciation Rights. To the extent that such Nonqualified Stock Options and Stock Appreciation Rights would otherwise be exercisable under the terms of the Plan and the Optionee's Stock Option Agreement and Stock Appreciation Rights Agreement, such exercise may occur at any time prior to the termination date specified in this paragraph.

(c) If an Optionee separates from service after attainment of age 65, before the expiration of Nonqualified Stock Options and Stock Appreciation Rights held by the Optionee, such Nonqualified Stock Options and Stock Appreciation Rights shall terminate on the earlier of (i) the date of expiration of the Nonqualified Stock Options and Stock Appreciation Rights, or (ii) three years following the date of the Optionee's termination of service.

(d) If an Optionee becomes totally disabled before the expiration of Nonqualified Stock Options and Stock Appreciation Rights held by the Optionee, such Nonqualified Stock Options and Stock Appreciation Rights shall terminate on the earlier of (i) the date of expiration of the Nonqualified Stock Options and Stock Appreciation Rights, or (ii) one year following the date of the Optionee's termination of service due to disability.

(e) In the case of Incentive Stock Options, if an Optionee's status as an employee of the Company or the Bank terminates for any reason, other than disability, before the date of expiration of Incentive Stock Options held by such Optionee, such Incentive Stock Options shall become null and void on the date three months following the date of such termination. For an Optionee who terminates employment with the Company due to disability, as defined in the Internal Revenue Code Section 22(c)(3), the three-month period specified in the prior sentence shall become one year.

Section 9.4 Antidilution. The provisions of subsections (a) and (b) shall apply in the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or another entity by reason of any merger, consolidation, reorganization, recapitalization, reclassification, combination, stock split or stock dividend.

(a) The aggregate number and kind of shares subject to Options and Stock Appreciation Rights which may granted hereunder shall be adjusted appropriately.

(b) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not the surviving company is involved, each outstanding Option and Stock Appreciation Right granted hereunder shall, subject to Section 6.6, terminate.

The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee and any such adjustments may provide for the elimination of fractional share interests.

Section 9.5 Application of Funds. The proceeds received by the Company from the sale of Stock pursuant to Options shall be used for general corporate purposes.

Section 9.6 Tenure. Nothing in the Plan or in any Options or Stock Appreciation Rights granted hereunder, or in any Stock Option Agreements or Stock Appreciation Rights Agreements relating thereto, shall confer upon any Director, or upon any officer or any employee, the right to continue in such position with the Company or the Bank.

Section 9.7 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or the Bank, nor shall the Plan preclude the Company or the Bank from establishing any other forms of incentive or other compensation for Directors, officers, or employees of the Company or the Bank.

Section 9.8 No Obligation to Exercise Options. The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Optionee to exercise such Option or Stock Appreciation Right.

Section 9.9 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

Section 9.10 Singular, Plural Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine.

Section 9.11 Headings, Etc., No Part of Plan. Headings of Articles and Sections hereof are inserted for convenience of reference; they constitute no part of the Plan.

Section 9.12 Governing Law. Except as otherwise required by law, the validity, construction and administration of this Plan shall be determined under the laws of the State of Ohio.

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                                       23

                     THIS PAGE WAS LEFT BLANK INTENTIONALLY

                                  UNB CORP.
       UNITED BANK PLAZA, 220 MARKET AVENUE SOUTH, CANTON, OHIO  44702


        The undersigned hereby appoints Robert L. Hammond, Todd S. Bundy, and George N. Swallow, or any one of them (with full power to act alone), my true and lawful attorney(s) for me and in my name, place and stead, to vote all shares of Common Stock of UNB Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 15, 1997, or at any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

1.   Election of Directors.
     _________FOR all nominees listed below.                     _________WITHHOLD AUTHORITY to vote for
             (Except as directed to the contrary below)                   all nominees listed below.


                Louis V. Bockius III; Harold M. Kolenbrander; Russell W. Maier; Joseph J. Sommer; Abner A. Yoder

     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

     _________________________________________________________________

2.   To adopt the UNB Corp. 1997 Stock Option Plan.
     ________ FOR        ________ AGAINST         _______ABSTAIN

3. To vote, in their discretion, upon such other business as may properly come before the meeting.

             (Continued, and to be signed and dated on other side)


--------------------------------------------------------------------------------
                          (Continued from other side)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS(S). IF NO INSTRUCTION IS INDICATED, AUTHORITY IS GRANTED TO VOTE "FOR" ALL THE NOMINEES LISTED ABOVE WITH RESPECT TO THE
ELECTION OF DIRECTORS AND TO VOTE "FOR" THE ADOPTION OF THE UNB CORP. 1997 STOCK OPTION PLAN. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES LISTED ABOVE AND A VOTE "FOR" THE ADOPTION OF THE UNB CORP. 1997 STOCK OPTION PLAN.


Please sign exactly as name(s) appears below.

                                      DATED                                                                DATED
SIGN HERE_________________________    _________________, 1997       SIGN HERE___________________________   _________________, 1997

                                                                    When shares are held by joint tenants, both should sign.
                                                                    When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by the President or other authorized officer.  If a partnership, please sign in the
                                                                    partnership name by an authorized person.

                                                                    PLEASE SIGN, DATE, AND RETURN IMMEDIATELY USING THE ENCLOSED
                                                                    ENVELOPE.

